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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 1996

                             BELLSOUTH CORPORATION
            (Exact name of registrant as specified in its charter)

      Georgia                     1-8607                         58-1533433
(State or other               (Commission                       (IRS Employer
jurisdiction of               File Number)                     Identification
incorporation)                                                       No.)

           1155 Peachtree Street, N.E., Atlanta, Georgia 30309-3610
            (Address of principal executive offices)     (Zip Code)

              Registrant's telephone number, including area code
                                (404) 249-2000
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Item 7.   Financial Statements and Exhibits

          The following is filed as an exhibit to the Registrant's Registration Statements. (File nos. 33-22785 and 33-48929).

          1-d.  Form of Underwriting Agreement

          4-e.  Form of Debenture
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELLSOUTH CORPORATION

By: /s/ R. M. Dykes
    -----------------------------
    Ronald M. Dykes
    Executive Vice President,
     Chief Financial Officer
     and Comptroller
    November 12, 1996